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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated January 26, 2001 incorporated by reference or included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements No. 33-63254, No. 333-48213 and No. 333-67141.


Denver, Colorado,
  March 30, 2001.